Exhibit 3.302

PARK PLACE ENTERTAINMENT
	DEAN HELLER Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684 5708	Limited-Liability Company Articles of Organization (PURSUANT TO NRS 86)		Office use Only:
Important: Read attached instructions before completing
1. Name of Limited- Liability Company				IN THE OFFICE OF
	PPE DEVELOPMENT, LLC			/s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE
2. Resident Agent Name and Street Address
	NAME	CSC SERVICES OF NEVADA, INC.
	STREET ADDRESS		CITY		ZIP
	502 EAST JOHN STREET, ROOM #E		CARSON CITY	NEVADA	89706

	ADDITIONAL MAILING ADDRESS		CITY	STATE	ZIP

3. Dissolution Date:	Latest date upon which the company is to dissolve (If existence is not perpetual):

4. Management: (Check box) Names, Addresses of Manager(s) or Members:	Company be managed by ☑ Manager(s) OR ☐ Members

	1. NAME	WALLACE R. BARR
	STREET ADDRESS		CITY	STATE	ZIP
	3930 HOWARD HUGHES PARKWAY		LAS VEGAS	NEVADA	89109

	2. NAME	HARRY C. HAGERTY, III
	STREET ADDRESS		CITY	STATE	ZIP
	3930 HOWARD HUGHES PARKWAY		LAS VEGAS	NEVADA	89109

	3. NAME	BERNARD E. DELURY, JR.
	STREET ADDRESS		CITY	STATE	ZIP
	3930 HOWARD HUGHES PARKWAY		LAS VEGAS	NEVADA	89109

4. NAME
	STREET ADDRESS		CITY	STATE	ZIP

5. Other Matters:	Number of additional pages attached:
(see instructions)
6. Names, Addresses and Signatures of Organizer(s):
	PAMELA BOUCHARD		/s/ Pamela Bouchard
	NAME			Signature
	STREET ADDRESS		CITY	STATE	ZIP
	3930 HOWARD HUGHES PARKWAY		LAS VEGAS	NEVADA	89109

	NAME			Signature
	STREET ADDRESS		CITY	STATE	ZIP

7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named Limited Liability Company.
	“Illegible”			7/18/2002
	Authorized Signature of R.A. for On behalf of R.A. Company			Date

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

FILED # C10658-03
MAR 02 2004
IN THE OFFICE OF
/s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE
Amendment to Articles of Organization (PURSUANT TO NRS 86.221)
Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:

PPE DEVELOPMENT, LLC

2. The company is managed by (check one):     ☒  managers     or     ☐  members

3. The articles have been amended as follows (provide articles numbers, if available):

ONE - CAESARS ENTERTAINMENT DEVELOPMENT, LLC

4. Signature (must be signed by at least one manager or by a managing member).

“Illegible”
Signature

1)	If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

2)	If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 6845708 Website: secretaryofstate.blz

Amendment to Articles of Organization (PURSUANT TO NRS 86.221)	Filed in office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20080390579-13
Filing Date and Time 06/09/2008 11:55 AM
Entity Number LLC10658-2003
USE BLACL INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization

For a Nevada Limited-Liability Company

(Pursuant to NRS 86.221)

1. Name of limited-liability company:

Caesars Entertainment Development, LLC

2. The company is managed by:     ☒  Managers     OR     ☐  Members

(check only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4 shall be deleted and replaced with the following: 4. The Company shall be managed by Members.

4. Signature (must be signed by at least one manager or by a managing member):

By: Harrah’s Operating Company, Inc, sole Member

/s/ Michael D. Cohen
Signature

By: Michael D. Cohen, Vice President, Associate General Counsel and Corporate Secretary

*1)

If amending company name, it must contain the words “Limited-Liability Company,” “Limited Company,” or “Limited” or the abbreviations “Ltd.,” “L.L.C.,” or “L.C.,” “LLC” or “LC.” The word “Company” may be abbreviated as “Co.”

2)	If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees	Nevada Secretary of State AM 85.221 Amend 2007 Revised on: 01/01/07